Exhibit 99.1

Equity LifeStyle Properties

Our Story

One of the nation’s largest real estate networks with 384 properties containing over 143,100 sites in 32 states and British Columbia

Unique business model

Own the land

Low maintenance costs/customer turnover costs

Lease developed sites

High-quality real estate locations

More than 80 properties with lake, river or ocean frontage

More than 100 properties within 10 miles of coastal United States

Property locations are strongly correlated with population migration

Property locations in retirement and vacation destinations

Stable, predictable financial performance and fundamentals

Balance sheet flexibility

In business for more than 40 years

Property Locations

4

2 3

WA ME

ND

MT MN

OR 4 WI 3 VT

NY

ID WY 4 4 MI NH

CA NV SD 2 2 3 3 MA

PA RI

7 NE IA 5 6 6 6 CT

UT CO 9 IL IN OH 6 NJ

16 4

WV DE

4 7 KS MD

AZ MO KY VA

11 NM NC

TN

6 26 OK AR

6 SC

MS

TX AL GA

LA

FL 6 8

37 17 10

14 3

14 8

10

Steady,Predictable Revenue Streams

Property/Site composition

201 manufactured/resort

home communities

71,500 sites

183 RV resorts

71,600 sites

Annuals 26,400

Seasonal 10,400

Transient 10,700

Membership sites 24,100

Property Operating Revenue Buckets

Transient 4.8%

Seasonal 3.6%

Note:

(1) Property revenue buckets reflect estimated 2015 property operating revenues, derivable from our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on January 27, 2015 (“ELS Reports Fourth Quarter Results”).

Annual

Right to Use

7.7%

Annual RV

14.9%

Annual MH

69.0%

All Annual Revenue = 92%

Our Lifestyle Options

Customers own the units they place on our sites

Manufactured homes

Resort cottages (park models)

Recreational vehicles

We offer a lifestyle and a variety of product options to meet our customers’ needs

We seek to create long-term relationships with our customers

Manufactured Home

RV Resort Cottage

RV Site

Favorable Customer Demographics

The population of people age 55 and older is expected to grow 26% from 2015 to 2030

U.S. Population Over Age 55(in millions)

120,000,000

100,000,000

80,000,000

60,000,000

40,000,000

20,000,000

0

2015

2020

2025

2030

Sum of 55-59

Sum of 60-64

Sum of 65-69

Sum of 70-74

Sum of 75+

New Residents

MH uAverage age: 62 years

RV uAverage age: 55 years

Roughly 10,000 Baby

Boomers will turn 65

every day through 2030.

Note:

Sources: US Census 2012, Acxiom 2014, Pew Research Center 2010.

Track Record

Item IPO Year—1993 2015

Properties 41 384

Sites 12,312 143,113

States 16 32

FFO Per Share (1) $0.47 $2.86

Normalized FFO Per Share (1) $0.47 $2.96

Common Stock Price (2) $6.44 $54.73

Enterprise Value (3) $296 million $7.4 billion

Dividend Paid Cumulative (4)—$17.77

Cumulative Total Return (5)—2,187%

S&P 500 Total Return (5)—595%

Note:

(1) See pages 16 and 17 for the reconciliation and definition of FFO and Normalized FFO. The 1993 amount was determined from amounts presented in the 1996 Form 10-K. The 2015 FFO Per Share and Normalized FFO Per Share amounts are the midpoint of the estimated 2015 FFO Per Share and Normalized FFO Per Share range disclosed in our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on January 27, 2015. (2) The 1993 stock price is adjusted for the stock split; the 2015 price is the closing price as of January 30, 2015. (3) The 2015 enterprise value is as of January 31, 2015. See page 9.

(4) Source: SNL Financial. Includes dividends paid from IPO date of February 25,1993 through January 31, 2015 and adjusted for stock splits.

(5) Source: SNL Financial from IPO through January 31, 2015 (calculation assumes common dividend reinvestment).

10-Year Total Return Performance

Equity

Lifestyle

Properties,

Inc.

--

10

Years

Total

Return

(%)

350

300

250

200

150

100

50

0

--50

--100

ELS

(+290.49%)

S&P

500

(+167.69%)

SNL

US

REIT

Equity

(+110.02%)

Total Return Performance Since IPO

Equity

Lifestyle

Proper=es,

Inc.

Total

Return

(%)

Since

IPO

2,500.00

2,000.00

1,500.00

1,000.00

500.00

0.00

--500.00

ELS

(+2186.73%)

73%) S&P

500

(+985.(+595%)73%)

SNL

US

REIT

Equity

(+594.69%)

69%)

Notes:

Source: SNL Financial

(1) Total return calculation assumes dividend reinvestment.

(2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ,

OTC BB, Pink Sheets) Equity REITs in SNL’s coverage universe.

(3) Stock price date from IPO as of January 30, 2015.

Consistent Same Store NOI Growth and Outperformance

ELS positive has same maintained store quarters NOI growth since in all at least Q3 ’98.

3Q 98

2Q 99

1Q 00

4Q 00

3Q 01

2Q 02

1Q 03

4Q 03

3Q 04

2Q 05

1Q 06

4Q 06

3Q 07

2Q 08

1Q 09

4Q 09

3Q 10

2Q 11

1Q 12

4Q 12

3Q 13

3Q 14

2. 2.

7 9

Note:

(1) Source for Same Store NOI data: Citi Investment Research, November 2014. Earliest quarter collected by Citi is third quarter of 1998. “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multifamily, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.

ELS vs. Multifamily

Same Store NOI Indexed Growth(1)

ELS compounded Same Store NOI growth rates significantly outperformed the REIT Multifamily industry since 1999

FFO Multiples ELS Multifamily(4)

1996-2001 (3) 13.2x 10.7x

2002-2012 (3) 16.8x 16.8x

2013 17.3x 17.0x

Same Store NOI Indexed Growth

170

160

150

140

130

120

110

100

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Multi-family Index (2) ELS Index (2)

Note:

(1) Source: Citi Investment Research, March 2014. Same Store Indexed Growth assumes initial investment of $100 multiplied by the annual same store NOI growth rate. (2) Source: Citi Investment Research, March 2014. Averages equal annualized quarterly same store NOI averages collected by Citi.

(3) Source: SNL Financial. Average FFO Multiple for the period calculated on trailing 12-month basis. Multiple equals stock price divided by t-12 month FFO per share. (4) The Multi-family Index FFO multiples include only US companies that report FFO.

Capital Structure

As of January 31, 2015 (in millions)

Total enterprise value is $7.4 billion Debt to enterprise value is 30.2% of $400 credit million available line

OPU’s $395.8, 5.4%

Term Loan $200.0, 2.7%

Preferred $136.1, 1.9%

Common(1)

$4,602.9

Mortgage 62.6%

Debt

$2,018.1

27.4%

Note:

(1) Stock price as of January 30, 2015.

2015 Refinancing(1)

$395 million secured debt Estimated 4.1% weighted average fixed interest rate Approximately 21-year weighted average maturity Retire $230 million maturing in 2015 and $141 million maturing in 2016

Post Refinancing Debt (Estimated) 4.9% weighted average financing cost 11-year weighted average maturity

Note:

(1) As described in the Form 8-K filed on January 27, 2015 (“ELS Reports Fourth Quarter Results”), to date we have closed $199 million of secured debt with a weighted average interest rate of 4.16% per annum. We expect the remaining debt to close by the end of the first quarter of 2015, subject to customary approvals and conditions.

Pre-Refinancing Debt Maturity

$350,000

$300,000

thousands) $250,000

(in $200,000

Debt $150,000

$100,000

Outstanding $50,000

$0

2015 ‘16 ‘17 ‘18 ‘19 ‘20* ‘21 ‘22 ‘23 ‘25 ‘28 ‘34 ‘38 ‘39 ‘40

*Includes $200 million Year Fully Amortizing Debt

unsecured debt

Post-Refinancing Debt Maturity

$350,000

$300,000

thousands) $250,000

(in $200,000

Debt $150,000

$100,000

Outstanding $50,000

$0

2015 ‘16 ‘17 ‘18 ‘19 ‘20* ‘21 ‘22 ‘23 ‘25 ‘28 ‘34 ‘38 ‘39 ‘40

*Includes $200 million Amortizing Debt

unsecured debt Year Fully

Performance Update

197 Manufactured Home Communities(1) uCore(2) occupancy of 92% uCore occupancy has grown 21 consecutive quarters through 12/31/2014 Increase of 214 sites through 2014 Rental occupancy decreased 250 sites through 2014 uCore community base rental income growth for the month ended 1/31/2015 is 3.0%(3)

182 RV Resorts(1) uCore resort base rental income growth for the month ended 1/31/2015 is 9.2%(3) uCore rental income growth rate from annuals for the month ended 1/31/2015 is 5.8%(3)

Note:

(1) Excludes joint venture sites.

(2) Core Portfolio is defined as properties acquired prior to December 31, 2013.

The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations. (3) Compared to the month ended January 31, 2014.

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995:

The forward-looking statements contained in this presentation are subject to certain economic risks and uncertainties described under the heading "Risk Factors" in our 2013 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014, and September 30, 2014. See Form 8-K filed January 27, 2015 for the full text of our forward-looking statements. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. All projections are based on 2015 budgets, reforecasts and pro forma expectations on recent investments.

Non-GAAP Financial Measures

Net Income to FFO and Normalized FFO Reconciliation (in millions)

Computation of funds from operations	2011	2012	2013	2014	2015 [1]
Net income available for common shares	$22.8	$54.8	$106.9	$118.7	$129.5
Income allocated to common OP units	3.1	5.1	9.7	10.5	11.2
Series B Redeemable Preferred Stock Dividends	0.5	-	-	-	-
Deferral of right-to-use contract revenue and commissions, net	7.1	3.5	3.3	2.9	4.2
Depreciation on real estate assets and other	81.2	100.0	102.7	101.2	102.3
Depreciation on rental homes	4.3	6.1	6.5	10.9	11.1
Depreciation on discontinued operations	-	-	1.5	-	-
Amortization of in-place leases	28.5	45.1	1.9	4.0	4.0
Gain on real estate	-	(4.6)	(41.5)	(1.5)	-
Funds from operations	147.4	210.0	191.0	246.7	262.3
Change in fair value of contingent consideration asset	-	(0.5)	1.4	(0.1)	-
Transaction costs	18.5	0.2	2.0	1.6	-
Loss from early extinguishment of debt	-	0.5	37.9	5.1	9.0
Goodwill impairment	-	-	-	-	-
Normalized funds from operations	$165.9	$210.2	$232.3	$253.3	$271.3

Note:

(1) The 2015 amounts are the midpoint of an estimate range. See our guidance furnished with the SEC as Exhibit 99.1 to the Form 8-K filed on January 27, 2015.

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Non-GAAP Financial Measures

Funds from Operations ("FFO") is a non-GAAP financial measure. We believe FFO, as defined by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"), is generally an appropriate measure of performance for an equity REIT. While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.

We define FFO as net income, computed in accordance with GAAP, excluding gains and actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, impairments, if any, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We receive up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the up-front non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of non-refundable right-to-use payments, we believe that it is appropriate to adjust for the impact of the deferral activity in our calculation of FFO.

Normalized Funds from Operations ("Normalized FFO") is a non-GAAP measure. We define Normalized FFO as FFO excluding the following non-operating income and expense items: a) the financial impact of contingent consideration; b) gains and losses from early debt extinguishment, including prepayment penalties and defeasance costs; c) property acquisition and other transaction costs related to mergers and acquisitions; and d) other miscellaneous non-comparable items.

We believe that FFO and Normalized FFO are helpful to investors as supplemental measures of the performance of an equity REIT. We believe that by excluding the effect of depreciation, amortization and actual or estimated gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. We further believe that Normalized FFO provides useful information to investors, analysts and our management because it allows them to compare our operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences not related to our operations. For example, we believe that excluding the early extinguishment of debt, property acquisition and other transaction costs related to mergers and acquisitions and the change in fair value of our contingent consideration asset from Normalized FFO allows investors, analysts and our management to assess the sustainability of operating performance in future periods because these costs do not affect the future operations of the properties. In some cases, we provide information about identified non-cash components of FFO and Normalized FFO because it allows investors, analysts and our management to assess the impact of those items.

Investors should review FFO and Normalized FFO along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT's operating performance. We compute FFO in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. Normalized FFO presented herein is not necessarily comparable to normalized FFO presented by other real estate companies due to the fact that not all real estate companies use the same methodology for computing this amount. FFO and Normalized FFO do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.

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Equity LifeStyle Properties

Two North Riverside Plaza, Chicago, Illinois 60606 800-247-5279 | www.EquityLifeStyle.com

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